UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

Shire Pharmaceuticals Group plc

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

0-29630	98-0359573
(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP England

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code 44 1256 894 000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      Shire Pharmaceuticals Group plc has issued the press releases attached as Exhibits 99.01 and 99.02 which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

               (c)  Exhibits. The following exhibits are filed herewith:

99.01            Press Release dated February 14, 2005
99.02            Press Release dated February 14, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell

Name: Angus Russell
Title: Chief Financial Officer

Dated: February 14, 2005

EXHIBIT INDEX

Number	Description

99.01	Press Release dated February 14, 2005
99.02	Press Release dated February 14, 2005